UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41781	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 240 6001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

WebBank Banking Program

As previously reported, on August 26, 2024, Sezzle Inc. (Sezzle or the Company) and WebBank, a Utah-chartered industrial bank, entered into a five-year strategic partnership program by executing a Loan and Receivables Sale Agreement and Marketing and Servicing Agreement. The program launched on September 27, 2024. On September 26, 2024, the parties amended and restated their existing agreements (the Amended Bank Program Agreements) to provide that Sezzle, rather than WebBank, will remain as the issuer of Sezzle’s subscription products, Sezzle Anywhere and Sezzle Premium.

WebBank will continue to serve as Sezzle’s exclusive bank to originate and finance Sezzle’s products currently offered through the Sezzle platform, including Sezzle’s “Pay-in-2” and “Pay-in-4” products, subject to limited exceptions. WebBank also remains the exclusive issuer of all Sezzle card products, including the Sezzle Virtual Card (subject to up to a one-year transition period) and gift cards.

Credit Agreement Amendments

On September 26, 2024, Sezzle Funding SPE II, LLC (the Borrower), a wholly owned indirect subsidiary of Sezzle, Bastion Funding VI LP, as administrative agent (the Agent), and certain lenders party thereto amended the terms of the Revolving Credit and Security Agreement (the Credit Agreement) dated April 19, 2024 pursuant to Amendment Nos. 1 and 2 to Revolving Credit and Security Agreement (the Amendments). The terms of the Amendments are intended to facilitate and permit the Borrower’s purchase of loans required to be purchased from WebBank in accordance with the terms of the WebBank program.

The foregoing descriptions of the terms of the Amended Bank Program Agreements and Amendments are summaries only, and are qualified in their entirety by reference to the Amended Bank Program Agreements and Amendments, copies of which will be filed as exhibits to Sezzle’s quarterly report on Form 10-Q for the quarter ended September 30, 2024.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: October 2, 2024	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer